Exhibit 99.1

Triangle Petroleum PROVIDES Fiscal year 2016 Capital Budget and guidance for all business segments

DENVER – February 5, 2015 – Triangle Petroleum Corporation (“Triangle” or the “Company”) (NYSE MKT: TPLM) today provides its capital budget outlook and guidance for its E&P segment (“E&P”), RockPile Energy Services (“RockPile”) and an update on Caliber Midstream (“Caliber”) for fiscal year 2016, ending January 31, 2016.

Fiscal Year 2016 Capital Budget Outlook

•	Triangle's fiscal year 2016 capital expenditure budget totals approximately $165-195 million:

Capital Expenses	FY2016E
E&P Operated Drilling Program	$150-165
E&P Non-Op Drilling Program	$0-10
RockPile	$15-20
Total	$165-195
*Dollars in U.S. millions

•	FY2016 budget represents a 71% year-over-year reduction
•	Focused on 1) protecting the balance sheet, 2) maintaining adequate liquidity, 3) return on capital and 4) positioning the Company for earnings and production growth post-recovery
•	Development plan contemplates 2 operated rigs on average for the year
•	Triangle currently delaying all operated well completions until May or longer, subject to commodity prices and gaps in the RockPile third-party completion schedule
•	The Company anticipates having 20-24 wells waiting on completion as of May 1, 2015
•	Triangle is actively working with vendors and service providers to reduce drilling and completion costs, targeting a 10-20% reduction in E&P gross AFE costs
•	Plan allows Triangle to preserve near-term liquidity and avoids well IPs in a low commodity price environment to the detriment of return on capital
•	Allows Triangle to respond quickly to any improvement in commodity pricing and to return daily production numbers to at or above December 31, 2014 exit rate numbers
•

Provides RockPile with significant backlog of work in Q2 and Q3 when there is less visibility into third-party activity levels; Triangle expects capital costs to drop in 8-12 weeks when targeted AFE costs materialize

Fiscal Year 2016 Production Guidance

	FY2016E			% Midpoint Change
E&P Production (Boepd)	11,000	-	13,000	+12%
E&P Production (Mmboe)	4.0	-	4.7	+12%
*Guidance metric changes calculated from FY’15 guidance midpoint

Caliber Update

•

Received $34mm in new equity capital from First Reserve Energy Infrastructure Fund (FREIF) on February  2, 2015; Additional liquidity from equity contribution will be used to fund newly executed third-party agreements and for general corporate purposes

•	As part of the equity contribution, Triangle received 3.6mm new warrants and FREIF received 2.7mm new Class A Units and 0.9mm new warrants
•	Following the equity contribution from FREIF and the issuance of new Class A units, Triangle now owns 28.3% of Caliber
•	No dilution to the future pro-forma capital structure (assuming all outstanding warrants are exercised), thus Triangle can still own up to 50% of Caliber

About Triangle

Triangle (NYSE MKT: TPLM) is a vertically integrated, growth oriented energy company with a strategic focus on developing the Bakken Shale and Three Forks formations in the Williston Basin of North Dakota and Montana. For more information, visit Triangle's website at www.trianglepetroleum.com.

Forward-Looking Statements Disclosure

The information presented in this press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements include, but are not limited to, the risks discussed in the Company's annual report on Form 10-K and its other filings with the Securities and Exchange Commission. The forward-looking statements in this press release are made as of the date of this press release, and the Company undertakes no obligation to update any forward-looking statement as a result of new information, future developments, or otherwise.

Contact

Triangle Petroleum Corporation
Joe Magner,  Vice President, Capital Markets
303-260-7125
info@trianglepetroleum.com